UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 6, 2005


                             CHARMING SHOPPES, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


        PENNSYLVANIA               000-07258                     23-1721355
        ------------               ---------                     ----------
(State or other jurisdiction      (Commission                   (IRS Employer
     of incorporation)            File Number)               Identification No.)

                  450 WINKS LANE, BENSALEM, PA           19020
                  ----------------------------           -----
             (Address of principal executive offices)  (Zip Code)

        Registrant's telephone number, including area code (215) 245-9100
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
                   (Former name or former address, if changed
                              since last report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 7.01.  Regulation FD Disclosure.

     On October 6, 2005 we issued a press release reporting, among other things, our total sales for the five weeks and thirty-five weeks ended October 1, 2005. The press release also reports our projection of flat comparable store sales for the month of October 2005, consistent with our previously stated projection for a consolidated low-single-digit comparable store sales increase for our retail store brands for our third quarter ending October 29, 2005. In addition, the press release provides an update on the effect of the recent Gulf Coast hurricanes on our stores, and reflects our assessment that the hurricanes did not materially affect our September sales performance. The press release is attached as Exhibit 99.1 to this report.

     The press release contains certain forward-looking statements concerning our operations, performance, and financial condition. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: failure to successfully integrate the operations of Crosstown Traders, Inc. with Charming Shoppes, Inc.; the failure to implement our business plan for increased profitability and growth in the plus-size women's apparel business; the failure to successfully implement our business plan for Crosstown Traders, Inc.; changes in, or miscalculation of, fashion trends; extreme or unseasonable weather conditions; economic downturns; a weakness in overall consumer demand; failure to find suitable store locations; the ability to hire and train associates; trade restrictions and political or financial instability in countries where our goods are manufactured; the interruption of merchandise flow from our centralized distribution facilities; competitive pressures; and the adverse effects of acts or threats of war, terrorism, or other armed conflict on the United States and international economies. These, and other risks and uncertainties, are detailed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended January 29, 2005 and other Company filings with the Securities and Exchange Commission. We assume no duty to update or revise our forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

     In accordance with general instruction B.2 to Form 8-K, the information included in this Item 7.01, and the exhibit attached hereto, shall be deemed to be "furnished" and shall not be deemed to be "filed" with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


Item 9.01.  Financial Statements and Exhibits.

Exhibit No.       Description
-----------       -----------
   99.1           Press Release dated October 6, 2005









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHARMING SHOPPES, INC.
                                   ----------------------
                                   (Registrant)


Date October 6, 2005               /S/ERIC M. SPECTER
                                   ------------------
                                   Eric M. Specter
                                   Executive Vice President
                                   Chief Financial Officer





































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                                  EXHIBIT INDEX

Exhibit. No.      Description
------------      -----------
     99.1         Press Release dated October 6, 2005









































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